Exhibit 10.1

TERMINATION OF AMENDED AND RESTATED CREDIT AGREEMENT

     This Termination Agreement (the "Termination") is made as of the 31st day of August, 2005 and relates to that certain Amended and Restated Credit Agreement dated as of September 30, 2004 (the "Credit Agreement") by and between Vesta Insurance Group, Inc., as Borrower ("Vesta") and First Commercial Bank, as Lender ("FCB").

     WHEREAS, Vesta and FCB have each fully satisfied all of their respective obligations under the Credit Agreement, and the outstanding balance owed by Vesta under the Credit Agreement to FCB is $-0- as of August 31, 2005.

      NOW, THEREFORE, the parties do hereby agree as follows:

     1.   Termination of Credit Agreement. Effective as of August 31, 2005, the Credit Agreement is terminated.

      IN WITNESS WHEREOF, the undersigned have executed this termination as of the 31st day of August, 2005.

VESTA INSURANCE GROUP, INC. By: /s/ John W. McCullough —————————————— Its: Vice President

FIRST COMMERCIAL BANK By: /s/ James Brunstad —————————————— Its: Senior Vice President